EXHIBIT 23.2


                               CONSENT OF COUNSEL

     We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus included in this Registration Statement on Form SB-2.


THELEN REID & PRIEST LLP
January 19, 2005